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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 25, 2001


                              Greater Bay Bancorp
             (Exact name of registrant as specified in its charter)



                 California                              77-0387041
      (State or other jurisdiction of                (I.R.S. employer
       incorporation or organization)             identification number)


                        Commission file number:  0-25034


                            2860 West Bayshore Road
                          Palo Alto, California 94303
             (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (650) 813-8200
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Item 5.  Other Events.

     On June 25, 2001, Greater Bay Bancorp (the "Registrant") entered into an Agreement and Plan of Reorganization (the "Agreement") with SJNB Financial Corp. ("SJNB") providing for the merger of SJNB with and into the Registrant (the "Merger"), subject to the terms and conditions therein, including the receipt of all required regulatory approvals and the approval of the shareholders of the Registrant and SJNB. As a result of the Merger, San Jose National Bank will become a wholly owned subsidiary of the Registrant. In connection with the Agreement, SJNB granted the Registrant a stock option to acquire up to 19.9% of the outstanding stock of SJNB upon the occurrence of events.

     On June 25, 2001, the Registrant issued a press release announcing the Merger. The title and paragraph 1, 2, 3, 5 and 8 through 17 of the press release, which appear as part of Exhibit 99.1, are filed and incorporated herein by reference. Exhibit 99.3, incorporated herein by reference, contains a pro forma balance sheet of the Registrant and SJNB as of March 31, 2001.

Item 7.  Financial Statements and Exhibits.

Exhibits
--------

 2 Agreement and Plan of Reorganization, dated as of June 25, 2001, by and between Greater Bay Bancorp and SJNB Financial Corp.

10.1 Stock Option Agreement, dated as of June 25, 2001, by and between Greater Bay Bancorp and SJNB Financial Corp.

99.1 Press Release dated June 25, 2001

99.2 Management's Discussion of Trends and Performance Guidance

99.3 Greater Bay Bancorp and SJNB Financial Corp. Pro Forma Balance Sheet as of March 31, 2001

Item 9.   Regulation FD Disclosure

     Paragraphs 4, 6 and 7 of the press release appearing in Exhibit 99.1 are not filed but are furnished pursuant to Regulation FD.

     To assist investors, financial analysts and other interested parties in their analysis of Greater Bay Bancorp, the Registrant has developed the document attached as Exhibit 99.2 to this Form 8-K. Exhibit 99.2 is not filed but is furnished pursuant to Regulation FD.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Greater Bay Bancorp
                                      (Registrant)



Dated: June 25, 2001                  By:      /s/ Steven C. Smith
                                               -------------------
                                               Steven C. Smith
                                               Executive Vice President, Chief
                                               Administrative Officer and Chief
                                               Financial Officer

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Exhibit Index
-------------

2 Agreement and Plan of Reorganization, dated as of June 25, 2001, by and between Greater Bay Bancorp and SJNB Financial Corp.

10.1 Stock Option Agreement, dated as of June 25, 2001, by and between Greater Bay Bancorp and SJNB Financial Corp.

99.1 Press Release dated June 25, 2001

99.2 Management's Discussion of Trends and Performance Guidance

99.3 Greater Bay Bancorp and SJNB Financial Corp. Pro Forma Balance Sheet as of March 31, 2001

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